Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Coinstar, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, David W. Cole, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and
(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 10, 2008

/s/ David W. Cole
David W. Cole
Chief Executive Officer